-----------------------------------------------------------
   Duff & Phelps
   Utilities
   Tax-Free
   Income Inc.
------------------------------------------------------------
   Annual Report
   October 31, 1996

Letter to Shareholders


December 18, 1996

Dear Shareholder:
Through the first ten months, 1996 has been an extremely volatile year in the fixed income markets. Over the first half of the year, interest rates rose steadily in response to signs of an overheating U.S. economy. Market sentiment which had been so positive in 1995, turned negative in the face of concerns that robust economic growth would ultimately translate into inflation.
The interest rate roller coaster peaked in June, and rates have declined steadily through the end of October, driven by the favorable combination of moderating economic growth and a benign inflation picture, as the CPI hovered around 3% for the fourth consecutive year.

Fund Performance
As you can see below, the Duff and Phelps Tax-Free Income
Fund underperformed
its peers in 1996, underperforming the average fund in its Lipper peer group by
164 basis points. The primary reason for the Fund's underperformance was its emphasis on long maturity tax-exempt bonds which underperformed the market in the generally rising rate environment in 1996. Over longer time periods, the
Fund has been an outperformer in its peer group, outperforming the average fund in its Lipper peer group over the most recent three year period. Additionally, the Fund continued to pay its eight cent per share monthly dividend, maintaining this level over the sixty month period since inception in November 1991.

                                 FUND PERFORMANCE
                              As of October 31, 1996

                                                 One Year
Three Years
                                                  Ended
Ended
                                                 10/31/96
10/31/96
       Duff & Phelps Utilities
       Tax-Free Income, Inc.1                    5.08%
5.26%
       Average Lipper General and Insured
       Leveraged Municipal Bond Fund Index2      6.72%
4.52%

    1. Source: Lipper Analytical Services, Inc. Total return of the Fund as calculated for the period ended October 31, 1996 is based on net asset value and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the NYSE. Past performance is no guarantee of future results.
    2. This is the average of 64 closed-end funds for the one year ended
October 31, 1996 and 61 closed-end funds for the three years ended October 31,
1996 in the General and Insured Leveraged Municipal Bond Fund Index according to Lipper Analytical Services, Inc.

                               FUND DIVERSIFICATION

          QualityD                           Market Sectors
          AAA          49%          Electric Utilities
29%
          AA           27%          Non-Utilities
23%
          A            11           Prerefunded Utilities
12%
          BBB          13           Pollution Control
21%
                                    Water/Sewer Revenue
11%
                                    Cash
4

D Duff & Phelp's reading.

The Municipal Market and Your Fund
The municipal market has been volatile in 1996, although long municipal rates have been generally less volatile than long Treasury rates. Over the past year ended October 31, municipals have outperformed Treasury securities of comparable maturity. The primary reason for this outperformance has been the erosion of flat tax fears in the municipal market, given the failed political fortunes of flat tax proponent Steve Forbes.
Within the Fund we continue to emphasize higher quality issues, with an average quality rating of AA/Aa and 76.1% of the issues rated AA or higher. We have maintained this high quality emphasis in the Fund in response to growing risk in the municipal credit arena. A particular area of concern has been the electric utility sector, which is struggling with the competitive implications of industry deregulation. Anecdotally, Standard and Poor's recently downgraded six California public power credits in response to the potential negative impact this proposed deregulation will have on the creditworthiness of these companies. In addition, we continue to maintain a well diversified portfolio in order to minimize portfolio risk. The largest sector concentration remains electric utilities at 29%, although we continue to maintain a relatively large offsetting non-utility exposure at 23%.
Outlook
Going forward we feel that the outlook for the municipal bond market and our
Fund appears favorable. At current rate levels, demand for tax-exempt securities from individuals should be strong as we head into tax season in the first quarter of 1997. Additionally, the diminution of "flat tax" fears should continue to bring tax conscious investors back into the municipal market.
Finally, increasing investor caution regarding aggressive equity market valuations, may lead to a reallocation of some funds into tax-exempt securities.

We continue to appreciate your interest in the Duff and Phelps Tax-Free Income
Fund and look forward to being of continued service in the future.

Sincerely,


Francis E. Jeffries, CFA
Chairman of the Board



Calvin J. Pedersen
President and Chief Executive Officer

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Portfolio of Investments
October 31, 1996
----------------------------------------------------------

  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note
1)
----------------------------------------------------------
                          LONG-TERM INVESTMENTS--94.3%
                          California--15.3%
                          Foothill / Eastern Trans.
                            Corridor Agency
                            California Toll Road
                            Revenue
Baa            $ 5,640    6.00%, 1/1/34, Ser. A.... $
5,540,623
                          Fresno Swr. Rev.,
Aaa              3,030    6.00%, 9/1/09,
                            A.M.B.A.C..............
3,254,674
Aaa              2,000    6.25%, 9/1/14,
                            A.M.B.A.C..............
2,195,320
                          Pomona California Sngl.
                            Fam. Mortgage Rev.,
Aaa              2,705    7.375%, 8/1/10...........
3,008,880
                          Riverside County
                            California Sngl. Fam.
                            Rev.,
                            Mortgage Backed
Aaa              2,500    7.80%, 5/1/21, Ser. A....
3,025,925
                          San Bernardino County California
                            Residential Mtge. Rev.,
Aaa              7,840(c) 9.60%, 9/1/15
                            Prerefunded 9/1/96
                            @$100..................
10,915,162
                          Santa Monica Waste Wtr.
                            Enterprise Rev., Hyperion Proj.,
A1               2,000(c) 6.70%, 1/1/22, Ser. A,
                            Prerefunded 1/1/02
                            @$102..................
2,233,640
                                                    --------
----

30,174,224
                                                    --------
----
                          Colorado--5.9%
                          Colorado Hsg. Fin. Auth.,
                            Sngl. Fam. Prog.,
Aa               2,800    8.00%, 6/1/25............
3,169,236
Aa               1,690    8.125%, 6/1/25...........
1,927,056
                          Colorado Springs Utils.
                            Rev.,
Aa               2,300    6.50%, 11/15/15, Ser.
                            A......................
2,468,613
                          Platte River Pwr. Auth.
                            Rev.,
Aa               4,000    6.875%, 6/1/16, Ser.
                            AA.....................
4,138,680
                                                    --------
----

11,703,585
                                                    --------
----
                          Delaware--1.9%
                          Delaware St., Econ. Dev.
                            Auth. Rev., Delmarva
                            Pwr. Ser. B
Aaa              3,500    6.75%, 5/1/19,
                            A.M.B.A.C..............
3,864,315
                                                    --------
----
                          Florida--5.5%
                          Florida St. Bd. Ed. Cap.
                            Outlay, Pub. Ed.
Aa             $ 5,000    5.25%, 6/1/23, Ser. D.... $
4,719,700
                          Martin Cnty. Ind. Dev.
                            Auth. Rev., Indiantown
                            Cogen Proj.
Baa3             1,000    7.875%, 12/15/25.........
1,132,260
                          Reedy Creek Impvt. Dist.
                            Utils. Rev., Ser. 1,
Aaa              5,500    5.00%, 10/1/19,
                            M.B.I.A................
5,063,355
                                                    --------
----

10,915,315
                                                    --------
----
                          Georgia--6.2%
                          Mun. Elec. Auth., Special Oblig.,
                            Fifth Crossover Ser. Proj. One,
Aaa              2,615    6.40%, 1/1/13,
                            A.M.B.A.C..............
2,870,564
                          Fourth Crossover Ser. Proj. One,
Aaa              2,750    6.50%, 1/1/20,
                            M.B.I.A................
3,115,310
Aaa              5,500    6.50%, 1/1/20,
                            A.M.B.A.C..............
6,230,620
                                                    --------
----

12,216,494
                                                    --------
----
                          Idaho--4.0%
                          Idaho Housing Agency,
                            Sngl. Fam. Mortgage
                            Senior
Aaa              3,365    6.60%, 7/1/07, Ser. B....
3,482,977
Aa               4,275    6.65%, 7/1/14, Ser. B....
4,507,602
                                                    --------
----

7,990,579
                                                    --------
----
                          Illinois--5.7%
                          Chicago Gas Supply Rev.,
                            (People's Gas, Lt. & Coke Co.),
Aa3              4,600    6.875%, 3/1/15...........
4,948,956
                          Chicago Waterworks Rev.,
A1               2,500(c) 7.20%, 11/15/16, Ser.
                            1989
                            Prerefunded 11/15/99
                            @$102..................
2,749,025
                          Du Page Wtr. Comm. Wtr. Rev.,
AAA*             3,500(c) 6.875%, 5/1/14
                            Prerefunded 5/1/97
                            @$102..................
3,623,690
                                                    --------
----

11,321,671
                                                    --------
----

                                          See Notes to
Financial Statements.
                                       4

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note
1)
----------------------------------------------------------
                          Indiana--2.7%
                          Indiana Mun. Pwr. Agcy.,
                            Pwr. Supply Sys. Rev.,
Aaa            $ 5,000    6.00%, 1/1/13,
                            M.B.I.A................ $
5,270,500
                                                    --------
----
                          Louisiana--5.7%
                          St. Charles Parish, Poll. Ctrl.
Rev.,
                            (Louisiana Pwr. & Lt. Co.),
Baa3             3,500    8.25%, 6/1/14............
3,834,145
Baa3             5,500    8.00%, 12/1/14, Ser.
                            1989...................
6,054,070
Aaa              1,250    7.00%, 12/1/22...........
1,382,200
                                                    --------
----

11,270,415
                                                    --------
----
                          Massachusetts--3.1%
                          Massachusetts St., Wtr.
                            Res. Auth., Ser. A,
Aaa              5,330    7.00%, 8/1/13,
                            M.B.I.A................
6,080,411
                                                    --------
----
                          Nebraska--2.8%
                          Omaha Pub. Pwr. Dist.,
                            Elec. Rev.,
Aa               2,500    6.15%, 2/1/12, Ser. B....
2,720,125
Aa               2,500    6.20%, 2/1/17, Ser. B....
2,740,950
                                                    --------
----

5,461,075
                                                    --------
----
                          New York--9.3%
                          New York City Mun.
                            Assist. Corp.,
Aa               1,000    5.20%, 7/1/08, Ser. E....
996,290
                          New York City Mun. Wtr. Fin.
                            Auth., Wtr. & Swr. Sys. Rev.,
A                3,760(c) 7.10%, 6/15/12
                            Prerefunded 6/15/01
                            @$101..................
4,184,241
                          New York St. Energy
                            Research & Dev. Auth.
                            Facs. Rev., (Con Edison
                            Co. of N.Y.),
A1               3,000    6.75%, 1/15/27, Ser.
                            92A....................
3,130,410
A1               4,000    7.125%, 12/1/29..........
4,491,880
                          New York St. Envir. Fac.
                            Corp. Poll. Ctrl. Rev.,
Aaa              5,000    6.90%, 11/15/15..........
5,681,450
                                                    --------
----

18,484,271
                                                    --------
----
                          Pennsylvania--1.7%
                          Montgomery Cnty. Ind.
                            Dev. Auth., Poll. Ctrl.
                            Rev., (Philadelphia
                            Elec. Co.),
Aaa              3,000    6.70%, 12/1/21,
                            M.B.I.A................
3,278,610
                                                    --------
----
                          Tennessee--1.6%
                          Tennessee Hsg. Dev.
                            Agcy., Mortgage Finance
Aaa            $ 3,135    6.15%, 7/1/15, Ser. B.... $
3,216,040
                                                    --------
----
                          Texas--6.9%
                          Brazos River Auth., Poll.
                            Ctrl. Rev., (Texas
                            Utils. Elec.),
Baa2             8,000    7.875%, 3/1/21...........
8,867,280
                          San Antonio Elec. & Gas
                            Rev.,
Aa1              4,500    6.50%, 2/1/12, Ser. B....
4,694,085
                                                    --------
----

13,561,365
                                                    --------
----
                          Washington--14.0%
                          Conservation & Renewable
                            Energy Sys.
                            Conservation Proj.
                            Rev.,
Aa1              2,600    6.875%, 10/1/11..........
2,946,866
                          Lewis Cnty. Pub. Utils.
                            Dist. No. 1, Cowlitz
                            Falls Hydroelectric
                            Proj. Rev.,
Aaa              5,000(c) 7.00%, 10/1/22
                            Prerefunded 10/1/01
                            @$102..................
5,633,050
                          Snohomish Cnty., Pub.
                            Utils. Dist. No. 1
                            Elec. Rev.,
A1               1,500    6.90%, 1/1/06, Ser. A....
1,629,690
A1               8,000    5.80%, 1/1/24............
7,786,080
                          Washington St. Pub. Pwr. Supply,
                            Nuclear Proj. No. 1 Rev.,
Aa1              2,500    6.875%, 7/1/17, Ser. A...
2,774,425
                          Nuclear Proj. No. 2 Rev.,
Aa1              2,400    6.00%, 7/1/07............
2,509,464
                          Nuclear Proj. No. 3 Rev.,
Aa1              2,170    6.75%, 7/1/05, Ser. A....
2,324,916
Aaa              1,000(c) 7.25%, 7/1/15, Ser. B
                            Prerefunded 1/1/00
                            @$102..................
1,101,950
Aa1              1,000    6.50%, 7/1/18............
1,039,830
                                                    --------
----

27,746,271
                                                    --------
----
                          Wyoming--2.0%
                          Wyoming St. Farm Loan
                            Board Capital Fac.
                            Rev.,
AA-*             4,000    5.75%, 10/1/20...........
3,994,600
                                                    --------
----
                          Total long-term
                            investments
                            (cost $174,392,678)....
186,549,741
                                                    --------
----

                                          See Notes to
Financial Statements.
                                       5

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note
1)
----------------------------------------------------------
                          SHORT-TERM INVESTMENTS--4.1%
                          Goldman Sachs Tax Exempt
                            Money Market Fund,
NR             $ 7,736    3.12%.................... $
7,736,483
                          California Poll. Ctrl.
                            Fin. Auth. Rev., So.
                            Cal. Ed., Ser. 86B
VMIG1              300    2.20%, 11/1/96,
                            F.R.D.D................
300,000
                                                    --------
----
                          Total short-term
                            investments
                            (cost $8,036,483)......
8,036,483
                                                    --------
----
                          Total Investments--98.4%
                            (cost $182,429,161;
                            Note 3)................
194,586,224
                          Other assets in excess of
                            liabilities--1.6%......
3,092,473
                                                    --------
----
                          Net Assets--100%.........
$197,678,697
                                                    --------
----
                                                    --------
----

---------------
(a) The following abbreviations are used in portfolio
descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    M.B.I.A.--Municipal Bond Insurance Association.
    F.R.D.D.--Floating Rate Daily Demand Note(b).
(b) For purposes of amortized cost valuation, the maturity
date of Floating Rate
    Daily Demand Notes is considered to be the later of the
next date on which
    the security can be redeemed at par or the next date on
which the rate of
    interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or
direct U.S.
    guaranteed obligations.
* Standard & Poor's rating.
  NR--Not Rated by Moody's or Standard & Poor's.
----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Assets and Liabilities
October 31, 1996
----------------------------------------------------------

Assets
Investments, at value (cost
  $182,429,161).........................   $194,586,224
Cash....................................         10,680
Interest receivable.....................      3,623,490
Receivable for investments sold.........         67,177
Deferred expenses and other assets......          3,954
                                           ------------
  Total assets..........................    198,291,525
                                           ------------
Liabilities
Accrued taxes payable...................        217,528
Accrued expenses........................        208,070
Dividends payable.......................         88,663
Advisory fee payable (Note 2)...........         75,821
Administration fee payable (Note 2).....         22,746
                                           ------------
  Total liabilities.....................        612,828
                                           ------------
Net Assets..............................   $197,678,697
                                           ------------
                                           ------------
Capital
Remarketed preferred stock ($.01 par
  value; 1,300 preferred shares, issued
  and outstanding, liquidation
  preference $50,000 per share;
  Note 4)...............................   $ 65,000,000
                                           ------------
Common stock at par ($.01 par value;
  600,000,000 shares authorized and
  8,377,470 issued and outstanding).....         83,775
Paid-in capital.........................    115,564,069
Undistributed net investment income.....      2,211,518
Accumulated net realized gain on
  investments...........................      2,662,272
Net unrealized appreciation on
  investments...........................     12,157,063
                                           ------------
  Net assets applicable to common stock
    (equivalent to $15.84 per share
    based on 8,377,470 shares
    outstanding)........................    132,678,697
                                           ------------
  Total capital (Net assets)............   $197,678,697
                                           ------------
                                           ------------

See Notes to Financial Statements.        See Notes to
Financial Statements.
                                       6

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Operations
Year Ended October 31, 1996
----------------------------------------------------------

Net Investment Income
Income
  Interest...............................   $11,966,414
                                            -----------
Expenses
  Investment advisory fee................       996,747
  Administration fee.....................       299,024
  Remarketing expense....................       152,000
  Directors' fees and expenses...........        65,000
  Transfer agent's fees and expenses.....        64,000
  Reports to shareholders................        62,000
  Custodian's fees and expenses..........        57,000
  Audit fee and expenses.................        42,000
  Registration expenses..................        17,000
  Amortization of deferred organization
  expense................................        12,600
  Legal fees and expenses................        10,000
  Miscellaneous..........................        10,419
                                            -----------
    Total expenses.......................     1,787,790
                                            -----------
Net investment income....................    10,178,624
                                            -----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
  transactions...........................       623,982
Tax expense on undistributed net realized
  gain...................................       (85,661)
                                            -----------
                                                538,321
                                            -----------
Net change in unrealized
  appreciation/depreciation on
  investments............................      (565,783)
                                            -----------
Net realized and unrealized loss on
  investments............................       (27,462)
                                            -----------
Net Increase in Net Assets
Resulting from Operations................   $10,151,162
                                            -----------
                                            -----------

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Changes
In Net Assets
----------------------------------------------------------

                                  Year Ended October 31,
Increase (Decrease)             ---------------------------
in Net Assets                       1996           1995
                                ------------   ------------
Operations:
  Net investment income.......  $ 10,178,624   $ 10,355,503
  Net realized gain on
    investment transactions...       538,321      2,672,725
  Net change in unrealized
    appreciation/depreciation
    of investments............      (565,783)    11,622,990
                                ------------   ------------
  Net increase in net assets
    resulting from
    operations................    10,151,162     24,651,218
Dividends and distributions:
  Dividends to common
    shareholders from net
    investment income.........    (8,081,172)    (8,068,765)
  Dividends to preferred
    shareholders from net
    investment income.........    (2,271,066)    (2,547,753)
  Distributions to
    shareholders from net
    realized gain
    Common....................      (251,153)       --
    Preferred.................       (81,973)       --
Capital share transactions
  (Note 4):
  Value of Fund shares issued
    to shareholders in
    reinvestment of
    dividends.................        88,551        --
                                ------------   ------------
Total increase (decrease).....      (445,651)    14,034,700
Net Assets
Beginning of year.............   198,124,348    184,089,648
                                ------------   ------------
End of year...................  $197,678,697   $198,124,348
                                ------------   ------------
                                ------------   ------------

See Notes to Financial Statements.        See Notes to
Financial Statements.
                                       7

------------------------------------------------------------
--------------------
DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
Financial Highlights
------------------------------------------------------------
--------------------

November 29,

1991(a)

Year Ended October 31,                    through
PER SHARE OPERATING PERFORMANCE OF COMMON                ---
--------------------------------------------     October 31,
SHAREHOLDERS:
1996         1995         1994         1993           1992
                                                         ---
-----     --------     --------     --------     -----------
-
Net asset value, beginning of period.................    $
15.90     $  14.23     $  16.41     $  14.14       $
14.05
                                                         ---
-----     --------     --------     --------     -----------
-
  Net investment income(g)...........................
1.21         1.24         1.24         1.24             1.06
  Net realized and unrealized gain (loss) on
  investments(g).....................................
--         1.70        (2.25)        2.19              .20
                                                         ---
-----     --------     --------     --------     -----------
-
Net increase (decrease) from investment operations...
1.21         2.94        (1.01)        3.43             1.26
                                                         ---
-----     --------     --------     --------     -----------
-
Dividends from net investment income to:
  Preferred shareholders.............................
(.27)        (.31)        (.21)        (.20)
(.18)
                                                         ---
-----     --------     --------     --------     -----------
-
  Common shareholders................................
(.96)        (.96)        (.96)        (.96)
(.72)
                                                         ---
-----     --------     --------     --------     -----------
-
Distributions from net realized gains to:
  Preferred shareholders.............................
(.01)          --           --           --               --
                                                         ---
-----     --------     --------     --------     -----------
-
  Common shareholders................................
(.03)          --           --           --               --
                                                         ---
-----     --------     --------     --------     -----------
-
Capital charge with respect to issuance of common
  stock..............................................
--           --           --           --             (.27)
                                                         ---
-----     --------     --------     --------     -----------
-
Net asset value, end of period(b)....................    $
15.84     $  15.90     $  14.23     $  16.41       $
14.14(c)
                                                         ---
-----     --------     --------     --------     -----------
-
                                                         ---
-----     --------     --------     --------     -----------
-
Per share market value, end of period(b).............    $
15.13     $  14.38     $  13.25     $  16.63       $
14.75
                                                         ---
-----     --------     --------     --------     -----------
-
                                                         ---
-----     --------     --------     --------     -----------
-
TOTAL INVESTMENT RETURN OF COMMON SHAREHOLDERS(d)....
12.19%       16.03%      (13.93)%      19.88%
10.32%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(f)
Operating expenses...................................
1.35%        1.37%        1.35%        1.40%
1.35%(e)
Net investment income................................
7.69%        8.15%        8.04%        8.00%
8.23%(e)
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)......
$132,361     $127,112     $129,300     $129,036       $
114,518
Portfolio turnover...................................
10%          66%          37%           1%              35%
Net assets of common shareholders, end of period
  (000)..............................................
$132,678     $133,124     $119,090     $137,104       $
117,211
Asset coverage per share of preferred stock, end of
  period.............................................
$152,126     $152,403     $141,607     $155,465       $
140,162
Preferred stock outstanding (000)....................    $
65,000     $ 65,000     $ 65,000     $ 65,000       $
65,000

---------------
 (a) Commencement of investment operations.
 (b) NAV and market value are published in The Wall Street
Journal each Monday.
 (c) Net asset value immediately after the closing of the first public offering was $14.05.
 (d) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported.
Dividends are
     assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
Brokerage commissions
     are not reflected. Total return for periods of less than a full year are not annualized.
 (e) Annualized.
 (f) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 (g) Calculated based upon weighted average shares outstanding during the period.
[/TABLE]

See Notes to Financial Statements.
                                       8

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Notes to Financial Statements
----------------------------------------------------------
   Duff & Phelps Utilities Tax-Free Income Inc. (the
``Fund'') was organized in
Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation.
Investment operations commenced on November 29, 1991.
   The Fund's investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant           The following is a summary of
Accounting Policies           significant accounting
policies
                              followed by the Fund in the
preparation of its
financial statements.
Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the
Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.
   Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on securities using the effective interest method.
Federal Income Taxes: It is the Fund's intention to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders to qualify as a regulated investment company. For this reason, no federal income tax provision is required.
Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually.
The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. For the current fiscal year end the Fund has retained net realized capital gains. Proper accrual for the tax liability has been made with respect to these undistributed gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued on a weekly basis and are determined as described in
Note 4.
   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with generally accepted accounting principles.
Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Deferred Organization Costs: A total of $63,000 was incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Note 2. Agreements            The Fund has an Advisory
                              Agreement with Duff & Phelps
Investment Management
Co. (the ``Adviser''), a subsidiary of Phoenix Duff & Phelps
Corporation, and an
Administration Agreement with Prudential Mutual Fund
Management LLC. (``PMF''),
an indirect, wholly-owned subsidiary of The Prudential
Insurance Company of
America.
   The investment fee paid to the Adviser is computed weekly
and payable monthly
at an annual rate of .50% of the Fund's average weekly
managed assets. The
administration fee paid to PMF is also computed weekly and
payable monthly at an
annual rate of .15% of the Fund's average weekly managed
assets.
   Pursuant to the agreements, the Adviser provides
continuous supervision of
the investment portfolio and pays the compensation of
officers of the Fund who
are affiliated persons of the
                                       9

Adviser. PMF pays occupancy and certain clerical and accounting costs of the
Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and sales of invest
Securities                    ment securities, other than
                              short-term investments, for
the fiscal year ended
October 31, 1996 aggregated $18,756,091 and $27,081,143,
respectively.
   The Federal income tax basis of the Fund's investments at October 31, 1996 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized appreciation for federal income tax purposes was
$12,157,063 (gross unrealized appreciation--$12,370,824; gross unrealized depreciation--$213,761).

Note 4. Capital               There are 600 million shares
of
                              $.01 par value common
                              stock authorized.
   During the fiscal year ended October 31, 1996 the Fund issued 5,709 common shares in connection with the reinvestment of dividends. For the year ended
October 31, 1995 the Fund did not issue any common shares in connection with the reinvestment of dividends.
   The Fund's Articles of Incorporation authorize the issuance of Remarketed
Preferred Stock (``RP''). Accordingly, the Fund issued 1,300 shares of RP on
February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.
   Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 6.10% to
3.36% during the fiscal year ended October 31, 1996.
   Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than
200%.
   The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of
Incorporation are not satisfied.
   The holders of RP have voting rights equal to the holders of common stock
(one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of
reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends             Subsequent to October 31,
                              1996, dividends declared and
paid on preferred
shares totalled $212,342. On November 1, and December 2,
1996, the Board of
Directors of the Fund declared dividends of $.08 per common
share payable on
November 29, and December 31, 1996, respectively, to common
shareholders of
record on November 15, and December 12, 1996, respectively.
                                       10

------------------------------------------------------------
--------------------
                         REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------
--------------------
To the Shareholders and Board of Directors
Duff and Phelps Utilities Tax-Free Income Inc.
   We have audited the accompanying statement of assets and
liabilities,
including the portfolio of investments, of Duff & Phelps
Utilities Tax-Free
Income Inc. (the ``Fund'') as of October 31, 1996, and the
related statement of
operations for the year then ended, the statement of changes in net assets for
each of the two years in the period then ended and the
financial highlights for
each of the periods indicated therein. These financial
statements and financial
highlights are the responsibility of the Fund's management.
Our responsibility
is to express an opinion on these financial statements and
financial highlights
based on our audits.
   We conducted our audits in accordance with generally
accepted auditing
standards. Those standards require that we plan and perform
the audit to obtain
reasonable assurance about whether the financial statements
and financial
highlights are free of material misstatement. An audit
includes examining, on a
test basis, evidence supporting the amounts and disclosures
in the financial
statements. Our procedures included confirmation of the
securities owned as of
October 31, 1996 by correspondence with the custodian. An
audit also includes
assessing the accounting principles used and significant
estimates made by
management, as well as evaluating the overall financial
statement presentation.
We believe that our audits provide a reasonable basis for
our opinion.
   In our opinion, the financial statements and financial
highlights referred to
above present fairly, in all material respects, the
financial position of Duff
and Phelps Utilities Tax-Free Income Inc. at October 31,
1996, the results of
its operations for the year then ended, the changes in its
net assets for each
of the two years in the periods then ended and financial
highlights for each of
the periods indicated therein, in conformity with generally
accepted accounting
principles.
                                                       Ernst
& Young LLP
Chicago, Illinois
November 22, 1996
------------------------------------------------------------
--------------------
                         FEDERAL INCOME TAX INFORMATION
------------------------------------------------------------
--------------------
   We are required by the Internal Revenue Code to advise
you within 60 days of
the Fund's fiscal year end (October 31, 1996) as to the
federal tax status of
dividends paid by the Fund during such fiscal year.
Accordingly, we are advising
you that in the fiscal year ended October 31, 1996, all
dividends paid from net
investment income were federally tax-exempt interest
dividends. In addition, the
fund paid a short-term capital gain distribution of $63.06
per share for
preferred shareholders and $.03 per share for common
shareholders which is
taxable as ordinary income.
                                       11

------------------------------------------------------------
-------
------------------------------------------------------------
-------
            Directors
            Francis E. Jeffries, Chairman
            E. Virgil Conway
            William W. Crawford
            William N. Georgeson
            Philip R. McLoughlin
            Everett L. Morris
            Eileen A. Moran
            Richard A. Pavia
            Harry Dalzell-Payne

            Officers
            Calvin J. Pedersen, President & Chief Executive
              Officer
            James P. Wehr, Vice President & Chief Investment
              Officer
            Thomas N. Steenburg, Secretary
            Mary J. Metz, Treasurer & Assistant Secretary

            Investment Adviser
            Duff & Phelps Investment Management Co.
            55 East Monroe Street
            Suite 3800
            Chicago, IL 60603
            (312) 368-5500

            Administrator
            Prudential Mutual Fund Management LLC.
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077
            Call toll free (800) 451-6788

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171
            Call toll free (800) 451-6788

            Independent Auditors
            Ernst & Young LLP
            233 South Wacker Drive
            Chicago, IL 60606

            Legal Counsel
            Skadden, Arps, Slate, Meagher & Flom (Chicago)
            333 West Wacker Drive
            Chicago, IL 60606

              This report is for stockholder information.
This is not a
            prospectus intended for use in the purchase or sale of Fund shares.

            264325101